SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  November 9, 1999
(Date of earliest event reported)


                        Asset Securitization Corporation,
                         Commercial Mortgage Asset Trust
          Commercial Mortgage Pass-Through Certificates, Series 1999-C2
             (Exact name of registrant as specified in its charter)

         Delaware                   333-53859                 13-3672337
--------------------------------------------------------------------------------
      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
--------------------------------------------------------------------------------
                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300


ITEM 5. OTHER EVENTS.

            Attached as Exhibit 99.1 are Exhibit A-4, Exhibit A-5, Exhibit B and Exhibit C-1 to the Pooling and Servicing Agreement for the Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates"). On October 28, 1999, Commercial Mortgage Asset Trust (the "Company") caused the issuance of the Certificates, pursuant to a Pooling and Servicing Agreement, dated as of October 11, 1999, by and among the Company, as depositor, BNY Asset Solutions LLC, as servicer, Lennar Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank, N.V., as fiscal agent, of the Certificates, issued in twenty-one classes: the Class A-1, the Class A-2, the Class A-3, the Class CS-1, the Class X, the Class B, the Class C, the Class D, the Class E, the Class F, the Class G, the
Class H, the Class J, the Class K, the Class L, the Class M, the Class N, the Class Q-1, the Class Q-2, the Class R and the Class LR Certificates.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits
--------------------------------------------------------------------------------
                            Item 601(a) of
Exhibit No.                 Regulation S-K             Description
                            Exhibit No.
--------------------------------------------------------------------------------
99.1                        4                          Exhibit A-4, Exhibit
                                                       A-5, Exhibit B and
                                                       Exhibit C-1 to the
                                                       Pooling and Servicing
                                                       Agreement, dated as of
                                                       October 11, 1999


            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   ASSET SECURITIZATION CORPORATION


                                   By:    /s/ Brad Altberger
                                          ------------------
                                          Name:  Brad Altberger
                                          Title: Vice President

Date: November 9, 1999



                                  EXHIBIT INDEX



  Exhibit No.      Description                      Paper (P) or Electronic (E)
  -----------      ------------------------------   ---------------------------
    99.1           Exhibit A-4, Exhibit A-5,                   E
                   Exhibit B and Exhibit C-1 to
                   the Pooling and Servicing
                   Agreement, dated as of
                   October 11, 1999


                                   EXHIBIT A-4

                               FORM OF CLASS CS-1



THIS CERTIFICATE IS ISSUED ON ___________________, AT AN ISSUE PRICE OF _______% OF ITS INITIAL NOTIONAL AMOUNT, INCLUDING ACCRUED INTEREST, AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ALL INTEREST DISTRIBUTIONS EXPECTED TO BE RECEIVED HEREON, AND IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION THAT EACH ARD LOAN WILL PREPAY ON ITS ANTICIPATED REPAYMENT DATE AND THAT EACH OTHER MORTGAGE LOAN WILL NOT PREPAY: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE INITIAL NOTIONAL AMOUNT OF THIS CERTIFICATE IS APPROXIMATELY __________%; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY _____%; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD (________________ TO _________________) AS A PERCENTAGE OF THE INITIAL NOTIONAL AMOUNT OF THIS CERTIFICATE, CALCULATED USING THE EXACT METHOD, IS APPROXIMATELY __________%.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THE CERTIFICATES ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL BALANCE SET FORTH BELOW.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE 1933 ACT AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(A)(1) AND 860D OF THE CODE, AND CERTAIN OTHER ASSETS.



                         COMMERCIAL MORTGAGE ASSET TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1999-C2, CLASS CS-1

Pass-Through Rate:(1)

First Distribution Date:                Cut-off Date:
                                                      ----------------
------------------------

Aggregate Initial                       Assumed Final
Notional Balance of the                 Distribution Date:
Class CS-1 Certificates:                [____________]
$[_____________]

CUSIP: [____________]                   Initial Notional
                                        Balance of this Certificate:
ISIN: [_______________]                 $[__________]

No.:  CS-1-[__]

            This certifies that ___________ is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class CS-1 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial and multifamily properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are Class A-1, Class A-2, Class A-3, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class Q-1, Class Q-2, Class R and Class LR Certificates (together with the CS-1 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

            This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of October 11, 1999 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, BNY Asset Solutions LLC, as Servicer, Lennar
Partners, Inc., as Special Servicer, LaSalle Bank National Association, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

--------------------
(1) The Pass-Through Rate is for the Distribution Date occurring in November 1999 The Pass Through Rate for all subsequent distributions Dates shall be calculated as provided in the Pooling and Servicing Agreement.


            The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

            Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the seventeenth day of each month (each such date, a "Distribution Date"); provided, that if the seventeenth day of any month is not a Business Day, the Distribution Date shall be the following Business Day, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable,  if any,  allocable  to the  Class  CS-1  Certificates  for  such
Distribution Date, all as more fully described in the Pooling and Servicing Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling and Servicing Agreement. The Class CS-1 Certificateholders will also be entitled to receive that portion of any Repurchase Price constituting clause (v) of the definition thereof as set forth in the Pooling and Servicing Agreement.

            During each Interest Accrual Period (as defined below), interest on the Class CS-1 Certificates will be calculated based on a 360-day year consisting of twelve 30-day months on the outstanding Notional Balance hereof.

            Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on and includes the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on and includes the tenth day of the month in which such Distribution Date occurs. Each Interest Accrual Period is assumed to consist of 30 days.

            All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

            Any funds not distributed on the Termination Date because of failure of Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Trustee all amounts distributable to the Holders thereof, and the Trustee shall thereafter hold such amounts for the benefit of such Holders until the earlier of (i) its termination as Trustee under the Pooling and Servicing Agreement and the transfer of such amounts to a successor Trustee or (ii) the termination of the Trust Fund and distribution of such amounts to the Class R Certificateholders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

            This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

            As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Repurchase Price Return of Premium Distribution Account and the Interest Reserve Account, including reinvestment income; (ix) each Loan REMIC Regular Interest and Loan REMIC Residual Interest; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Mortgage Loan Purchase and Sale Agreements and Bloomfield Purchase Agreement; and (xii) the proceeds of any of the foregoing. As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above-accounts for purposes other than distributions to Certificateholders.

            This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

            As provided in the Pooling and  Servicing  Agreement  and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the requirements of
Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Notional Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

            Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

            No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement other than for transfers to Institutional Accredited Investors as provided in
Section 5.02(h) of that Agreement. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

            The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein that may be defective or inconsistent with any other provisions in such agreements, (iii) to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Regular Certificates by each Rating Agency, (iv) to amend or supplement any provisions in such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment or confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, (v) to amend or supplement any provision of the Pooling and Servicing Agreement to the extent necessary to reallocate any responsibilities or rights as between the Servicer and Special
Servicer, upon confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, downgrade or withdrawal of the then-current ratings assigned to the Certificates or (vi) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then-current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

            The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of each of the Classes of Regular Certificates representing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

            (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

           (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected hereby;

          (iii) alter the Servicing Standard set forth in the Pooling and Servicing Agreement or the obligations of the Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

           (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment of the Pooling and Servicing Agreement without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

            Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMICs as two separate REMICs, of the Loan REMICs as two separate REMICs and the portion of the Trust Fund exclusive of the Trust REMICs as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

            The Depositor, and if the Depositor does not exercise the option, the Special Servicer and, if neither the Servicer nor the Depositor exercises the option, the Servicer and, if the Depositor, Special Servicer or the Servicer do not exercise their respective option, the Holders of the Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior Notice of Termination given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off
Date) specifying the Anticipated Termination Date, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and REO Property then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to the greater of:

            (i)   the sum of

                  (A) 100% of the outstanding principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date (less any P&I Advances previously made on account of principal);

                  (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                  (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the month preceding such Distribution Date (less any P&I Advances previously made on account of interest);

                  (D) the aggregate amount of unreimbursed Advances, with interest thereon and unpaid Trust Fund expenses;

                  (E)   the Repurchase Price Return of Premium Amount; and

           (ii) the aggregate fair market value of the Mortgage Loans and all REO Property in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer, together with one month's interest thereon at the Mortgage Rate.

Any portion of such purchase price attributable to a Mortgage Loan included in a Loan REMIC shall be distributed in respect of the related Loan REMIC Regular Interest and to the Holders of the Class LR Certificates in respect of the related Loan REMIC Residual Interest in complete liquidation of such Loan REMIC.

            All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund pursuant to Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

            The obligations created by the Pooling and Servicing Agreement shall terminate upon the earliest to occur of (i) the repurchase of the Mortgage Loans by the Depositor, the Servicer or the Holder of the Class LR Certificates as described above; or (ii) the later of (a) the receipt or collection of the last payment due on any Mortgage Loan included in the Trust Fund, or (b) the liquidation and disposition pursuant to the Pooling and Servicing Agreement of the last asset held by the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

            Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.


            IN  WITNESS  WHEREOF,   the  Trustee  has  caused  this  Class  CS-1
Certificate to be duly executed.

Dated: October __, 1999.


                              LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee



                              By:
                                 -------------------------------------------
                                            Authorized Officer



                          Certificate of Authentication

            This is one of the Class CS-1 Certificates referred to in the Pooling and Servicing Agreement.

Dated: October __, 1999.


                              LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent



                              By:
                                 -------------------------------------------
                                            Authorized Officer


                                   Schedule A

               Certificate Balance of
               Individual Certificates
               exchanged or transferred     Remaining
               for, or issued in exchange   Principal
               for or upon transfer of, an  Amount of this
Date           interest in this Global      Global           Notation Made By
               Certificate                  Certificate
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------



                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto__________________________________________________
________________________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class CS-1 Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Class CS-1 Certificate of the entire Percentage Interest represented by the within Class CS-1 Certificates to the above-named Assignee(s) and to deliver such Class CS-1 Certificate to the following address:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Date: ___________
                                          ------------------------------------
                                          Signature by or on behalf of
                                          Assignor(s)


                                          ------------------------------------
                                          Taxpayer Identification Number




                            DISTRIBUTION INSTRUCTIONS

            The Assignee(s) should include the following for purposes of distribution:

Address  of  the  Assignee(s)  for  the  purpose  of  receiving   notices  and
distributions:__________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Distributions,  if be made by wire transfer in  immediately  available  funds to
________________________________________________________________________________
for the  account  of   _________________________________________________________
account number ________________________________________________.

This information is provided by ____________________________________________the
Assignee(s) named above, or ______________________________________________as its
(their) agent.

                              By:
                                  ------------------------------------------


                                  ------------------------------------------
                                  [Please print or type name(s)]


                                  ------------------------------------------
                                  Title


                                  ------------------------------------------
                                  Taxpayer Identification Number



                                   EXHIBIT A-5

                                 FORM OF CLASS X



THIS CERTIFICATE IS ISSUED ON ________________, AT AN ISSUE PRICE OF _______% OF ITS INITIAL NOTIONAL AMOUNT, INCLUDING ACCRUED INTEREST, AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ALL INTEREST DISTRIBUTIONS EXPECTED TO BE RECEIVED HEREON, AND IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION THAT EACH ARD LOAN WILL PREPAY ON ITS ANTICIPATED REPAYMENT DATE AND THAT EACH OTHER MORTGAGE LOAN WILL NOT
PREPAY: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE INITIAL NOTIONAL AMOUNT OF THIS CERTIFICATE IS APPROXIMATELY __________%; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY _____%; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD (________________ TO _________________) AS A PERCENTAGE OF THE INITIAL NOTIONAL AMOUNT OF THIS CERTIFICATE, CALCULATED USING THE EXACT METHOD, IS APPROXIMATELY __________%.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THE CERTIFICATES ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL BALANCE SET FORTH BELOW.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE 1933 ACT AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(A)(1) AND 860D OF THE CODE, AND CERTAIN OTHER ASSETS.



                         COMMERCIAL MORTGAGE ASSET TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                             SERIES 1999-C2, CLASS X

Pass-Through Rate:(2)

First Distribution Date:                Cut-off Date:
                                                      ----------------
------------------------


Aggregate Initial                       Assumed Final
Notional Balance of the                 Distribution Date:
Class X Certificates:                   [________]
$[-------------]

CUSIP: [_________]                      Initial Notional
                                        Balance of this Certificate:
ISIN: [___________]                     $[________]

No.:  X-[__]

            This certifies that ___________ is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class X Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial and multifamily properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are Class A-1, Class A-2, Class A-3, Class CS-1, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class Q-1, Class Q-2, Class R and Class LR Certificates (together with the X Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

            This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of October 11, 1999 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, BNY Asset Solutions LLC, as Servicer, Lennar
Partners, Inc., as Special Servicer, LaSalle Bank National Association, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

            The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

---------------------
(2) The Pass-Through Rate is for the Distribution Date occurring in November 1999. The Pass Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.


            Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the seventeenth day of each month (each such date, a "Distribution Date"); provided, that if the seventeenth day of any month is not a Business Day, the Distribution Date shall be the following Business Day, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class X Certificates for such
Distribution Date, all as more fully described in the Pooling and Servicing Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling and Servicing Agreement. The Class X
Certificateholders will also be entitled to receive that portion of any Repurchase Price constituting clause (v) of the definition thereof as set forth in the Pooling and Servicing Agreement.

            During each Interest Accrual Period (as defined below), interest on the Class X Certificates will be calculated based on a 360-day year consisting of twelve 30-day months on the outstanding Notional Balance hereof.

            Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on and includes the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on and includes the tenth day of the month in which such Distribution Date occurs. Each Interest Accrual Period is assumed to consist of 30 days.

            All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

            Any funds not distributed on the Termination Date because of failure of Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Trustee all amounts distributable to the Holders thereof, and the Trustee shall thereafter hold such amounts for the benefit of such Holders until the earlier of (i) its termination as Trustee under the Pooling and Servicing Agreement and the transfer of such amounts to a successor Trustee or (ii) the termination of the Trust Fund and distribution of such amounts to the Class R Certificateholders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

            This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

            As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Repurchase Price Return of Premium Distribution Account and the Interest Reserve Account, including reinvestment income; (ix) each Loan REMIC Regular Interest and Loan REMIC Residual Interest; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Mortgage Loan Purchase and Sale Agreements and Bloomfield Purchase Agreement; and (xii) the proceeds of any of the foregoing. As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above-accounts for purposes other than distributions to Certificateholders.

            This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

            As provided in the Pooling and  Servicing  Agreement  and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the requirements of
Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Notional Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

            Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

            No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement other than for transfers to Institutional Accredited Investors as provided in
Section 5.02(h) of that Agreement. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

            The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein that may be defective or inconsistent with any other provisions in such agreements, (iii) to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Regular Certificates by each Rating Agency, (iv) to amend or supplement any provisions in such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment or confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, (v) to amend or supplement any provision of the Pooling and Servicing Agreement to the extent necessary to reallocate any responsibilities or rights as between the Servicer and Special
Servicer, upon confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, downgrade or withdrawal of the then-current ratings assigned to the Certificates or (vi) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then-current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

            The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of each of the Classes of Regular Certificates representing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

            (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

           (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected hereby;

          (iii) alter the Servicing Standard set forth in the Pooling and Servicing Agreement or the obligations of the Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

           (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment of the Pooling and Servicing Agreement without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

            Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMICs as two separate REMICs, of the Loan REMICs as two separate REMICs and the portion of the Trust Fund exclusive of the Trust REMICs as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

            The Depositor, and if the Depositor does not exercise the option, the Special Servicer and, if neither the Servicer nor the Depositor exercises the option, the Servicer and, if the Depositor, Special Servicer or the Servicer do not exercise their respective option, the Holders of the Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior Notice of Termination given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off
Date) specifying the Anticipated Termination Date, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and REO Property then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to the greater of:

            (i)   the sum of

                  (A) 100% of the outstanding principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date (less any P&I Advances previously made on account of principal);

                  (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                  (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the month preceding such Distribution Date (less any P&I Advances previously made on account of interest);

                  (D) the aggregate amount of unreimbursed Advances, with interest thereon and unpaid Trust Fund expenses;

                  (E)   the Repurchase Price Return of Premium Amount; and

           (ii) the aggregate fair market value of the Mortgage Loans and all REO Property in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer, together with one month's interest thereon at the Mortgage Rate.

Any portion of such purchase price attributable to a Mortgage Loan included in a Loan REMIC shall be distributed in respect of the related Loan REMIC Regular Interest and to the Holders of the Class LR Certificates in respect of the related Loan REMIC Residual Interest in complete liquidation of such Loan REMIC.

            All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund pursuant to Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

            The obligations created by the Pooling and Servicing Agreement shall terminate upon the earliest to occur of (i) the repurchase of the Mortgage Loans by the Depositor, the Servicer or the Holder of the Class LR Certificates as described above; or (ii) the later of (a) the receipt or collection of the last payment due on any Mortgage Loan included in the Trust Fund, or (b) the liquidation and disposition pursuant to the Pooling and Servicing Agreement of the last asset held by the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

            Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.


            IN WITNESS WHEREOF, the Trustee has caused this Class X Certificate to be duly executed.

Dated: October __, 1999.


                              LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee



                              By:
                                   -------------------------------------------
                                               Authorized Officer



                          Certificate of Authentication

            This is one of the Class X Certificates referred to in the Pooling and Servicing Agreement.

Dated: October __, 1999.


                              LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent



                              By:
                                   -------------------------------------------
                                               Authorized Officer




                                   Schedule A

               Certificate Balance of
               Individual Certificates
               exchanged or transferred     Remaining
               for, or issued in exchange   Principal
               for or upon transfer of, an  Amount of this
Date           interest in this Global      Global           Notation Made By
               Certificate                  Certificate
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------
-------------  ---------------------------  ---------------  ----------------




                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto__________________________________________________
________________________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class X Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Class X Certificate of the entire Percentage Interest represented by the within Class X Certificates to the above-named Assignee(s) and to deliver such Class X Certificate to the following address:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Date: ___________
                                          ------------------------------------
                                          Signature by or on behalf of
                                          Assignor(s)


                                          ------------------------------------
                                          Taxpayer Identification Number




                            DISTRIBUTION INSTRUCTIONS

            The Assignee(s) should include the following for purposes of distribution:

Address  of  the  Assignee(s)  for  the  purpose  of  receiving   notices  and
distributions:__________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.

Distributions,  if be made by wire transfer in  immediately  available  funds to
 _______________________________________________________________for the  account
of   _____________________________________________________________account number
_____________________________________.

This information is provided by _________________________________the Assignee(s) named above, or ___________________________________________as its (their) agent.

                                 By:
                                    ------------------------------------------


                                    ------------------------------------------
                                    [Please print or type name(s)]


                                    ------------------------------------------
                                    Title


                                    ------------------------------------------
                                    Taxpayer Identification Number


                                                             EXHIBIT B

                                                       MORTGAGE LOAN SCHEDULE


  LOAN #    ASSET #        PROPERTY NAME               BORROWER NAME            CITY       STATE   MONTHLY     ANNUAL      ORIGINAL
                                                                                                   PAYMENT      DEBT       MORTGAGE
                                                                                                               SERVICE       RATE

    1          1     Westin Denver Hotel        Westin Denver LLC           Denver           CO     $362,504   $4,350,046   8.505%
    2          1     208 South Lasalle          LaSalle-Adams, LLC          Chicago          IL     $332,187   $3,986,250   8.500%
------------------------------------------------------------------------------------------------------------------------------------
           ACCOR-M-SIX LIMITED PARTNERSHIP
    3          1     1078                       M-Six Limited Partnership   Danvers          MA                             7.030%
    3          2     1268                       M-Six Limited Partnership   Villa Park       IL                             7.030%
    3          3     775                        M-Six Limited Partnership   Speedway         IN                             7.030%
    3          4     739                        M-Six Limited Partnership   Medford          OR                             7.030%
    3          5     1040                       M-Six Limited Partnership   Glenview         IL                             7.030%
    3          6     253                        M-Six Limited Partnership   Grants Pass      OR                             7.030%
    3          7     245                        M-Six Limited Partnership   South Bend       IN                             7.030%
    3          8     700                        M-Six Limited Partnership   Chattanooga      TN                             7.030%
    3          9     1059                       M-Six Limited Partnership   Chicopee         MA                             7.030%
    3         10     1254                       M-Six Limited Partnership   Merrillville     IN                             7.030%
    3         11     1283                       M-Six Limited Partnership   Washington       PA                             7.030%
    3         12     156                        M-Six Limited Partnership   Nashville        TN                             7.030%
    3         13     699                        M-Six Limited Partnership   Goodlettsville   TN                             7.030%
    3         14     784                        M-Six Limited Partnership   Rolling          IL                             7.030%
                                                                            Meadows
                                                                                                   ---------  -----------
                                                                                                    $236,143   $2,833,711
------------------------------------------------------------------------------------------------------------------------------------
    4          1     Marina Pacifica Shopping   Marina Pacifica LLC         Long Beach       CA     $256,550   $3,078,601   8.317%
                     Center
    5          1     Luckman Plaza              The Luckman Management Co.  West             CA     $247,450   $2,969,404   7.990%
                                                LP                          Hollywood
    6          1     Henry W. Oliver            Oliver Building L.P.        Pittsburgh       PA     $259,037   $3,108,442   8.500%
------------------------------------------------------------------------------------------------------------------------------------
           CONGRESSIONAL NORTH
    7          1     Congressional North Plaza  Congressional North         Rockville        MD                             7.840%
                                                Associates Limited
                                                Partnership
    7          2     121 Congressional Lane     Congressional North         Rockville        MD                             7.840%
                                                Associates Limited
                                                Partnership
                                                                                                   ---------  -----------
                                                                                                    $242,829   $2,913,953
------------------------------------------------------------------------------------------------------------------------------------
    8          1     80 John Street             WSA Equities, LLC           New York         NY     $230,517   $2,766,209   7.342%
    9          1     633 Indiana Avenue         Indiana Associates L.P.     Washington       DC     $202,832   $2,433,980   7.040%
    10         1     Bank of America-Vegas      Bridger Associates          Las Vegas        NV     $204,177   $2,450,130   7.750%
    11         1     Bayside Exposition Center  Bayside Expo Borrower       Boston           MA     $161,186   $1,934,231   7.250%
    12         1     Warminster Towne Center    Warminster Towne Center     Warminster       PA     $158,924   $1,907,083   8.240%
                                                Associates, L.P.`           Twnsp
    13         1     Shops at Park Place        Shops at Park Place LLC     Irvine           CA     $151,803   $1,821,633   8.360%
    14         1     Campbell Forum             Campbell Forum Partners,    Richardson       TX     $152,960   $1,835,518   8.500%
                                                Ltd.
    15         1     Calaveras Center           Calaveras Center, LLC       Milpitas         CA     $140,731   $1,688,770   7.880%
------------------------------------------------------------------------------------------------------------------------------------
           CINEMARK POOL B
    16         1     Colorado Springs, CO -     Pricino IX, LP              Colorado         CO                             8.049%
                     Tinseltown                                             Springs
    16         2     Mishawaka - Movies 10      Pricino IX, LP              Mishawaka        IN                             8.049%
                                                                                                   ---------  -----------
                                                                                                    $123,119   $1,477,423
------------------------------------------------------------------------------------------------------------------------------------
    17         1     Mall of Orange             H.M.A. Enterprises - Mall   Orange           CA     $125,303   $1,503,630   8.780%
                                                of Orange, LP
    18         1     60 Madison Ave.            M.Madison LLC               New York         NY     $103,249   $1,238,983   8.500%
    19         1     Geneva Crossing            ECB, LLC                    Carol Stream     IL     $102,499   $1,229,988   8.500%
    20         1     La Jolla Professional      La Jolla Village Prof.      La Jolla         CA     $100,591   $1,207,097   8.450%
                                                Ctr. Assoc.
------------------------------------------------------------------------------------------------------------------------------------
           ALLIED PORTFOLIO
    21         1     Park Shopping Center       Allied/SSR Shopping         Springfield      OH                             8.850%
                                                Centers LLC
    21         2     Miamisburg Plaza           Allied/SSR Shopping         Miamisburg       OH                             8.850%
                                                Centers LLC
    21         3     Page Manor                 Allied/SSR Shopping         Dayton           OH                             8.850%
                                                Centers LLC
    21         4     Fairborn Plaza             Allied/SSR Shopping         Fairborn         OH                             8.850%
                                                Centers LLC
                                                                                                   ---------  -----------
                                                                                                    $104,825   $1,257,900
------------------------------------------------------------------------------------------------------------------------------------
           AUERBACH RETAIL PORTFOLIO
    22         1     National & Sepulveda       Auerbach Shopping Centers,  Los Angeles      CA                             7.550%
                     Center                     LLC
    22         2     Hacienda Valley            Auerbach Shopping Centers,  Industry         CA                             7.550%
                                                LLC
                                                                                                   ---------  -----------
                                                                                                     $86,601   $1,039,207
------------------------------------------------------------------------------------------------------------------------------------
    23         1     SL-Mentor II Facility      Mentor Industrial Complex   Mentor           OH      $75,510    $906,117    7.214%
                                                II, LP
    24         1     Signature Place Apartments Signature Place - Overland  Overland Park    KS      $73,865    $886,376    8.000%
                                                L.L.C.
    25         1     Park Fletcher              Park Fletcher Office        Indianapolis     IN      $60,253    $723,031    7.230%
                                                Associates, L.P.
    26         1     Staples Plaza              Best/Newmark Associates     Yorktown         NY      $61,902    $742,829    7.420%
                                                L.L.C.                      Heights
    27         1     Euless Town Center         Euless Shopping Center,     Euless           TX      $59,561    $714,735    6.970%
                                                L.P.
------------------------------------------------------------------------------------------------------------------------------------
    28         1     Willow Creek Apartments    Mooresville Apartments, LLC Mooresville      NC      $58,524    $702,284    7.900%
    29         1     Bayou Walk Shopping Center Bayou Shopping Center, Ltd. Shreveport       LA      $61,378    $736,540    8.500%
    30         1     Lakewood Center North      Lakewood Operating Assoc.,  Lakewood         OH      $51,888    $622,651    7.392%
                                                LP
    31         1     Lakeside Office Park       Quannapowitt 591 Limited    Wakefield        MA      $53,536    $642,431    7.110%
                                                Partnership, Quannapowitt
                                                595
    32         1     Regal Cinema               Medina Theatre Associates,  Medina           OH      $53,797    $645,565    8.090%
                                                LLC
------------------------------------------------------------------------------------------------------------------------------------
    33         1     East Town Mall             Marlin Easttown L.L.C.      Green Bay        WI      $51,411    $616,933    7.430%
    34         1     Spring Glen Medical Center Whitney Medical Center      Hamden           CT      $47,020    $564,237    7.820%
                                                Limited Partnership
    35         1     532 Broad Hollow Road      532 Realty Associates, LLC  Melville         NY      $48,695    $584,344    8.220%
    36         1     Manassas Executive Center  BGK Manassas Assoc., LP     Manassas         VA      $48,320    $579,834    8.500%
------------------------------------------------------------------------------------------------------------------------------------
    37         1     Circuit City-Philadelphia  CC Philadelphia 98, LLC     Philadelphia     PA      $37,064    $444,770    7.640%
    38         1     Westbury Lake Apartments   G & E Partnership           Lansing          MI      $43,639    $523,672    7.320%
    39         1     Northridge Shopping Center Hamstra North Ridge         Hobart           IN      $43,054    $516,645    7.750%
                                                Center, LLC
------------------------------------------------------------------------------------------------------------------------------------
           100 COURT & LIBERTY BUILDING
    40         1     Liberty Building           Liberty Court Operating     Des Moines       IA                             8.500%
                                                Associates, L.P.
    40         2     100 Court                  Liberty Court Operating     Des Moines       IA                             8.500%
                                                Associates, L.P.
                                                                                                   ---------  -----------
                                                                                                     $42,443    $509,317
------------------------------------------------------------------------------------------------------------------------------------
    41         1     Northwood Village          Northwood Village, LTD.     Davenport        IA      $39,131    $469,578    7.640%
    42         1     Stadium Apartments         Stadium Apartments Limited  Ann Arbor        MI      $34,203    $410,434    7.460%
                                                Partnership
    43         1     DeKalb Plaza               Pine Tree Dekalb,  LLC      DeKalb           IL      $32,536    $390,431    7.600%
    44         1     Circuit City-Ridgeland     CC Ridgeland 98, LLC        Ridgeland        MS      $26,474    $317,693    7.640%
    45         1     The Belgravia Building     Lubert-Adler Belgravia      Philadelphia     PA      $28,500    $341,997    7.350%
                                                Associates, LP
------------------------------------------------------------------------------------------------------------------------------------
    46         1     Southwest Pointe           Southwest Pointe, LLC       Arleta           CA      $27,496    $329,957    7.300%
                     Apartments
    47         1     Short Pump Village         Short Pump Village LLC &SP  Richmond         VA      $27,739    $332,865    7.070%
                                                Center LLC
    48         1     Circuit City-Indianapolis  CC Indianapolis 98, LLC     Indianapolis     IN      $23,827    $285,924    7.640%
    49         1     Chestnut Gardens           Arlen Development, LLC      Suffern          NY      $23,126    $277,517    7.680%
    50         1     Treehouse Apartments       EIP V Limited Partnership   Tampa            FL      $22,553    $270,630    7.910%
------------------------------------------------------------------------------------------------------------------------------------
    51         1     Bayshore Village           Bayshore Village            New Baltimore    MI      $20,612    $247,345    7.050%
                     Apartments                 Apartments LLC.
    52         1     Cobleskill Center          New Cobleskill Associates   Cobbleskill      NY      $21,027    $252,325    7.440%
                                                L.P.
    53         1     Sports Park Plaza          Woodoak Investments LC      Salt Lake        UT      $20,425    $245,095    7.230%
                                                                            City
    54         1     Cedar Grove Mobile Home    Copperas Cove MHC, L.L.C.   Copperas Cove    TX      $22,315    $267,780    7.670%
                     Park
    55         1     Circuit City-Jackson,TN    CC Jackson 98, LLC          Jackson          TN      $17,473    $209,677    7.640%
------------------------------------------------------------------------------------------------------------------------------------
    56         1     Parham 64                  Parham Road Operating       Richmond         VA      $17,340    $208,075    7.120%
                                                Associates, L.P.
    57         1     Circuit City-Kingsport     CC Kingsport 98, LLC        Kingsport        TN      $15,885    $190,616    7.640%
    58         1     Circuit City-Wichita       CC Wichita Falls 98, LLC    Wichita          TX      $15,885    $190,616    7.640%
                     Falls                                                  Fallas
    59         1     231-235 East 117th Street  Noyo 117 Associates LLC      New York        NY      $17,030    $204,362    7.490%
------------------------------------------------------------------------------------------------------------------------------------
    60         1     Willow Creek Manor         WCM Apartments              Alvin            TX      $16,048    $192,575    7.050%
    61         1     312 East 106th Street      312 East 106th Street Real   New York        NY      $16,241    $194,890    7.490%
                                                Estate LLC
    62         1     234/236/238/240 East       234 E. 116th Street LLC      New York        NY      $15,647    $187,765    7.490%
                     116th Street
    63         1     Wayzata Bay Office         J&A Real Estate LLC         Wayzata          MN      $14,885    $178,620    7.320%
                     Buildings
------------------------------------------------------------------------------------------------------------------------------------
           EASTGATE/SOUTHGATE APARTMENTS
    64         1     Eastgate                   JMW Gateco, LLC             Newark           OH                             7.500%
    64         2     South Gate Corners         JMW Gateco, LLC             Heath            OH                             7.500%
                                                                                                   ---------  -----------
                                                                                                     $14,299    $171,594
------------------------------------------------------------------------------------------------------------------------------------
    65         1     Schram Tech Park           Schram Tech Park, LLC       Waterford        MI      $11,409    $136,906    7.640%
    66         1     215 East 117th Street      215 E. 117th Street Corp.    New York        NY     $332,187  $3,986,250    8.500%
    67         1     Ironbridge Plaza           I.B. Ventures, LLC          Chesterfield     VA       $9,273    $111,277    6.900%
    68         1     Huffman Business Park      Huffman Buildings A&B, LLC  Anchorage        AK       $8,717    $104,600    6.780%
                     Buildings A & B
    69         1     Flatiron                   Flatiron Building           Omaha            NE       $8,754    $105,047    7.120%
                                                Operating Associates, L.P.
------------------------------------------------------------------------------------------------------------------------------------
    70         1     Winterhaven East           Winterhaven East, LLC,      Tucson           AZ       $8,639    $103,663    6.980%
                     Apartments
    71         1     Hidden Creek               Maishe Properties Ltd.      North            OH       $7,621     $91,452    6.750%
                     Apartments                                             Ridgeville
    72         1     Huffman Business Park      Huffman Buildings M & N,    Anchorage        AK       $7,368     $88,416    6.780%
                     Building M & N             LLC
    73         1     Sentry                     Lubbock Park Operating      Lubbock          TX       $7,407     $88,886    7.120%
                     I                          Associates, LP
    74         1     Gateway Office Plaza       Empire Gateway Albuquerque  Albuquerque      NM       $7,341     $88,086    7.030%
                                                Operating Associates
------------------------------------------------------------------------------------------------------------------------------------
    75         1     228 East 116th Street      228 East 116th Street LLC    New York        NY       $7,684     $92,206    7.490%
    76         1     Greenway Shopping Center   Greenway - Cooper           Arlington        TX       $8,658    $103,899    8.230%
                                                Partners, L.P.
    77         1     Huffman Business Park      Huffman Building O, LLC     Anchorage        AK       $6,080     $72,965    6.780%
                     Building O
    78         1     2371 2nd Avenue            2371 2nd Avenue LLC          New York        NY       $5,449     $65,382    7.490%
    79         1     Huffman Business Park      Huffman Building C, LLC     Anchorage        AK       $4,572     $54,868    6.780%
                     Building C
    80         1     154 East 106th Street      154 East 106th Street LLC    New York        NY       $4,401     $52,809    7.490%



     LOAN #          ASSET #                PROPERTY NAME               REVISED      MATURITY DATE    ANTICIPATED      ORIGINAL
                                                                     MORTGAGE RATE                  REPAYMENT DATE     PRINCIPAL
                                                                                                                        BALANCE

       1                1        Westin Denver Hotel                     2.000%        11-Dec-23       11-Dec-13      $45,000,000
       2                1        208 South Lasalle                       2.000%        11-Apr-28       11-Apr-13      $1,485,000
-----------------------------------------------------------------------------------------------------------------------------------
                 ACCOR-M-SIX LIMITED PARTNERSHIP
       3                1        1078                                     n/a          01-May-18                      $40,308,831
       3                2        1268                                     n/a          01-May-18                      $40,308,831
       3                3        775                                      n/a          01-May-18                      $40,308,831
       3                4        739                                      n/a          01-May-18                      $40,308,831
       3                5        1040                                     n/a          01-May-18                      $40,308,831
       3                6        253                                      n/a          01-May-18                      $40,308,831
       3                7        245                                      n/a          01-May-18                      $40,308,831
       3                8        700                                      n/a          01-May-18                      $40,308,831
       3                9        1059                                     n/a          01-May-18                      $40,308,831
       3               10        1254                                     n/a          01-May-18                      $40,308,831
       3               11        1283                                     n/a          01-May-18                      $40,308,831
       3               12        156                                      n/a          01-May-18                      $40,308,831
       3               13        699                                      n/a          01-May-18                      $40,308,831
       3               14        784                                      n/a          01-May-18                      $40,308,831
                                                                                                                     ------------
                                                                                                                      $40,308,831
-----------------------------------------------------------------------------------------------------------------------------------
       4                1        Marina Pacifica Shopping Center         2.000%        11-Dec-28       11-Nov-10      $33,936,008
       5                1        Luckman Plaza                           2.000%        11-Oct-27       11-Oct-12      $33,755,456
       6                1        Henry W. Oliver                         2.000%        11-Jan-29       11-Jan-14      $33,688,681
-----------------------------------------------------------------------------------------------------------------------------------
                 CONGRESSIONAL NORTH
       7                1        Congressional North Plaza               2.000%        11-Aug-26       11-Aug-08      $33,000,000
       7                2        121 Congressional Lane                  2.000%        11-Aug-26       11-Aug-08      $33,000,000
                                                                                                                      -----------
                                                                                                                      $33,000,000
-----------------------------------------------------------------------------------------------------------------------------------
       8                1        80 John Street                          2.000%        11-Feb-29       11-Feb-09      $29,591,225
       9                1        633 Indiana Avenue                      2.000%        11-Oct-25       11-Oct-09      $29,000,000
       10               1        Bank of America-Vegas                   2.000%        11-Sep-29       11-Sep-09      $28,500,000
       11               1        Bayside Exposition Center               2.000%        11-Jan-24       11-Jan-09      $22,300,000
       12               1        Warminster Towne Center                 2.000%        11-Feb-28       11-Feb-10      $20,884,905
       13               1        Shops at Park Place                     2.000%        11-Jun-27       11-Jun-07      $20,000,000
       14               1        Campbell Forum                          2.000%        11-Jan-28       11-Jan-08      $19,892,981
       15               1        Calaveras Center                        2.000%        11-Oct-29       11-Oct-09      $19,400,000
-----------------------------------------------------------------------------------------------------------------------------------
                 CINEMARK POOL B
       16               1        Colorado Springs, CO - Tinseltown        n/a          11-Mar-18                      $18,355,354
       16               2        Mishawaka - Movies 10                    n/a          11-Mar-18                      $18,355,354
                                                                                                                      -----------
                                                                                                                      $18,355,354
-----------------------------------------------------------------------------------------------------------------------------------
       17               1        Mall of Orange                          2.000%        11-Sep-26       11-Apr-09      $15,500,000
       18               1        60 Madison Ave.                         2.000%        11-Dec-27       11-Dec-07      $13,427,854
       19               1        Geneva Crossing                         2.000%        11-Jul-28       11-Jul-13      $13,331,171
       20               1        La Jolla Professional                   2.000%        11-Apr-26       11-Apr-09      $13,142,801
-----------------------------------------------------------------------------------------------------------------------------------
                 ALLIED PORTFOLIO
       21               1        Park Shopping Center                    2.000%        11-Apr-28       11-Apr-13      $13,204,582
       21               2        Miamisburg Plaza                        2.000%        11-Apr-28       11-Apr-13      $13,204,582
       21               3        Page Manor                              2.000%        11-Apr-28       11-Apr-13      $13,204,582
       21               4        Fairborn Plaza                          2.000%        11-Apr-28       11-Apr-13      $13,204,582
                                                                                                                      -----------
                                                                                                                      $13,204,582
-----------------------------------------------------------------------------------------------------------------------------------
                 AUERBACH RETAIL PORTFOLIO
       22               1        National & Sepulveda Center             2.000%        11-Oct-29       11-Feb-14      $12,325,000
       22               2        Hacienda Valley                         2.000%        11-Oct-29       11-Feb-14      $12,325,000
                                                                                                                      -----------
                                                                                                                      $12,325,000
-----------------------------------------------------------------------------------------------------------------------------------
       23               1        SL-Mentor II Facility                   2.000%        11-Sep-29       11-Sep-09      $11,100,000
       24               1        Signature Place Apartments              2.000%        11-May-27       11-Jul-13      $10,066,531
       25               1        Park Fletcher                           2.000%        11-Feb-29       11-Feb-09       $8,850,000
       26               1        Staples Plaza                           2.000%        11-Jan-28       11-Apr-08       $8,802,706
       27               1        Euless Town Center                      2.000%        11-Oct-23       11-Jan-08       $8,450,000
-----------------------------------------------------------------------------------------------------------------------------------
       28               1        Willow Creek Apartments                 2.000%        11-Nov-27       11-Nov-07       $7,922,119
       29               1        Bayou Walk Shopping Center              2.000%        11-Dec-27       11-Mar-13       $7,982,472
       30               1        Lakewood Center North                   2.000%        11-Jun-29       11-Jun-09       $7,500,000
       31               1        Lakeside Office Park                    2.000%        11-Dec-23       11-Feb-09       $7,500,000
       32               1        Regal Cinema                            2.000%        11-Jun-26       11-Sep-19       $7,075,000
-----------------------------------------------------------------------------------------------------------------------------------
       33               1        East Town Mall                          2.000%        11-Mar-23       11-Jun-08       $7,000,000
       34               1        Spring Glen Medical Center              2.000%        11-Nov-27       11-Feb-09       $6,477,241
       35               1        532 Broad Hollow Road                   2.000%        11-Sep-27       11-Dec-07       $6,500,000
       36               1        Manassas Executive Center               2.000%        11-Sep-28       11-Sep-08       $6,284,132
-----------------------------------------------------------------------------------------------------------------------------------
       37               1        Circuit City-Philadelphia                n/a          11-Jun-20                       $5,821,598
       38               1        Westbury Lake Apartments                2.000%        11-Jan-23       11-Apr-13       $6,000,000
       39               1        Northridge Shopping Center              2.000%        11-Nov-23       11-Jan-09       $5,700,000
-----------------------------------------------------------------------------------------------------------------------------------
                 100 COURT & LIBERTY BUILDING
       40               1        Liberty Building                        2.000%        11-Sep-27       11-Sep-07       $5,519,873
       40               2        100 Court                               2.000%        11-Sep-27       11-Sep-07       $5,519,873
                                                                                                                       ----------
                                                                                                                       $5,519,873
-----------------------------------------------------------------------------------------------------------------------------------
       41               1        Northwood Village                       2.000%        11-Feb-25       11-May-13       $5,360,000
       42               1        Stadium Apartments                      2.000%        11-Mar-28       11-Jun-14       $4,841,094
       43               1        DeKalb Plaza                            2.000%        11-Mar-28       11-Jun-08       $4,608,000
       44               1        Circuit City-Ridgeland                   n/a          11-Jun-20                       $4,158,283
       45               1        The Belgravia Building                  2.000%        11-Mar-29       11-Mar-09       $4,000,000
-----------------------------------------------------------------------------------------------------------------------------------
       46               1        Southwest Pointe Apartments             2.000%        11-Dec-27       11-Mar-08       $3,938,051
       47               1        Short Pump Village                      2.000%        11-Apr-23       11-Jul-08       $3,900,000
       48               1        Circuit City-Indianapolis                n/a          11-Jun-20                       $3,742,455
       49               1        Chestnut Gardens                        2.000%        11-Oct-27       11-Jul-09       $3,250,000
       50               1        Treehouse Apartments                    2.000%        11-Oct-29       11-Jan-10       $3,100,000
-----------------------------------------------------------------------------------------------------------------------------------
       51               1        Bayshore Village Apartments             2.000%        11-Feb-28       11-Apr-14       $3,029,642
       52               1        Cobleskill Center                       2.000%        11-May-28       11-Aug-08       $3,025,000
       53               1        Sports Park Plaza                       2.000%        11-Feb-28       11-May-08       $3,000,000
       54               1        Cedar Grove Mobile Home Park            2.000%        11-Aug-22       11-Aug-07       $2,975,000
       55               1        Circuit City-Jackson,TN                  n/a          11-Jun-20                       $2,744,467
-----------------------------------------------------------------------------------------------------------------------------------
       56               1        Parham 64                               2.000%        11-Nov-28       11-Nov-08       $2,575,000
       57               1        Circuit City-Kingsport                   n/a          11-Jun-20                       $2,494,969
       58               1        Circuit City-Wichita Falls               n/a          11-Jun-20                       $2,494,969
       59               1        231-235 East 117th Street               2.000%        11-Jul-28       11-Apr-09       $2,438,000
-----------------------------------------------------------------------------------------------------------------------------------
       60               1        Willow Creek Manor                      2.000%        11-Sep-28       11-Dec-08       $2,400,000
       61               1        312 East 106th Street                   2.000%        11-Jul-28       11-Apr-09       $2,325,000
       62               1        234/236/238/240 East 116th Street       2.000%        11-Jul-28       11-Apr-09       $2,240,000
       63               1        Wayzata Bay Office Buildings            2.000%        11-Feb-25       11-May-08       $2,100,000
-----------------------------------------------------------------------------------------------------------------------------------
                 EASTGATE/SOUTHGATE APARTMENTS
       64               1        Eastgate                                2.000%        11-Dec-23       11-Feb-09       $1,935,000
       64               2        South Gate Corners                      2.000%        11-Dec-23       11-Feb-09       $1,935,000
                                                                                                                       ----------
                                                                                                                       $1,935,000
-----------------------------------------------------------------------------------------------------------------------------------
       65               1        Schram Tech Park                        2.000%        11-Dec-23       11-Feb-09       $1,525,000
       66               1        215 East 117th Street                   2.000%        11-Apr-28       11-Apr-13       $1,485,000
       67               1        Ironbridge Plaza                        2.000%        11-Aug-28       11-Nov-08       $1,408,000
       68               1        Huffman Business Park Buildings A & B   2.000%        11-Dec-28       11-Feb-14       $1,339,800
       69               1        Flatiron                                2.000%        11-Nov-28       11-Nov-08       $1,300,000
-----------------------------------------------------------------------------------------------------------------------------------
       70               1        Winterhaven East Apartments             2.000%        11-Jan-28       11-Apr-08       $1,292,330
       71               1        Hidden Creek                            2.000%        11-Dec-28       11-Mar-14       $1,175,000
                                 Apartments
       72               1        Huffman Business Park Building M & N    2.000%        11-Dec-28       11-Feb-14       $1,132,500
       73               1        Sentry I                                2.000%        11-Nov-28       11-Nov-08       $1,100,000
       74               1        Gateway Office Plaza                    2.000%        11-Oct-28       11-Oct-08       $1,100,000
-----------------------------------------------------------------------------------------------------------------------------------
       75               1        228 East 116th Street                   2.000%        11-Jul-28       11-Apr-09       $1,100,000
       76               1        Greenway Shopping Center                2.000%        11-Aug-22       11-Aug-07       $1,100,000
       77               1        Huffman Business Park Building O        2.000%        11-Dec-28       11-Feb-14         $934,600
       78               1        2371 2nd Avenue                         2.000%        11-Jul-28       11-Apr-09         $780,000
       79               1        Huffman Business Park Building C        2.000%        11-Dec-28       11-Feb-14         $702,800
       80               1        154 East 106th Street                   2.000%        11-Jul-28       11-Apr-09         $630,000




     LOAN #    CUT-OFF DATE     ORIGINATOR      ACTUAL 360        TERM       REMAINING TERM
                 PRINCIPAL
                  BALANCE

       1        $44,593,725         CCA            TRUE            317             290
       2        $42,788,119         CCA            TRUE            360             345
---------------------------------------------------------------------------------------------

       3        $5,167,799          CCA           FALSE            240             223
       3        $3,912,762          CCA           FALSE            240             223
       3        $3,838,936          CCA           FALSE            240             223
       3        $3,765,111          CCA           FALSE            240             223
       3        $3,543,633          CCA           FALSE            240             223
       3        $3,322,156          CCA           FALSE            240             223
       3        $2,657,725          CCA           FALSE            240             223
       3        $2,288,597          CCA           FALSE            240             223
       3        $2,214,771          CCA           FALSE            240             223
       3        $2,067,120          CCA           FALSE            240             223
       3        $1,993,294          CCA           FALSE            240             223
       3        $1,919,468          CCA           FALSE            240             223
       3        $1,845,642          CCA           FALSE            240             223
       3        $1,771,817          CCA           FALSE            240             223
                -----------
               $40,308,831
---------------------------------------------------------------------------------------------
       4        $33,725,031         CCA            TRUE            361             350
       5        $33,623,958         CCA            TRUE            343             336
       6        $33,523,888         CCA            TRUE            366             351
---------------------------------------------------------------------------------------------

       7        $27,568,582         CCA            TRUE            343             322
       7         $5,078,423         CCA            TRUE            343             322
                -----------
                $32,647,005
---------------------------------------------------------------------------------------------
       8        $29,198,810         CCA            TRUE            360             352
       9        $29,000,000         CCA            TRUE            312             312
       10       $28,479,885         CCA            TRUE            360             359
       11       $22,069,624         CCA            TRUE            300             291
       12       $20,884,905         CCA            TRUE            340             340
       13       $19,692,004         CCA            TRUE            359             332
       14       $19,660,894         CCA            TRUE            360             339
       15       $19,400,000         CCA            TRUE            360             360
---------------------------------------------------------------------------------------------

       16       $12,014,406         CCA           FALSE            240             221
       16        $6,340,948         CCA           FALSE            240             221
                -----------
                $18,355,354
---------------------------------------------------------------------------------------------
       17       $15,500,000         CCA            TRUE            323             323
       18       $13,265,426         CCA            TRUE            360             338
       19       $13,227,139         CCA            TRUE            360             345
       20       $13,103,073         CCA            TRUE            324             318
---------------------------------------------------------------------------------------------

       21       $8,296,076          CCA            TRUE            360             342
       21       $1,934,752          CCA            TRUE            360             342
       21       $1,342,907          CCA            TRUE            360             342
       21       $1,276,660          CCA            TRUE            360             342
               ------------
               $12,850,396
---------------------------------------------------------------------------------------------

       22       $10,250,000         CCA            TRUE            378             360
       22        $2,075,000         CCA            TRUE            378             360
                -----------
                $12,325,000
---------------------------------------------------------------------------------------------
       23       $11,100,000         CCA            TRUE            359             359
       24        $9,976,778         CCA            TRUE            346             331
       25        $8,796,886         CCA            TRUE            370             352
       26        $8,776,196         CCA            TRUE            343             339
       27        $8,328,519         CCA            TRUE            300             288
---------------------------------------------------------------------------------------------
       28        $7,915,749         CCA            TRUE            338             337
       29        $7,885,913         CCA            TRUE            360             338
       30        $7,480,144         CCA            TRUE            360             356
       31        $7,412,583         CCA            TRUE            300             290
       32        $7,030,211         CCA            TRUE            324             320
---------------------------------------------------------------------------------------------
       33        $6,851,529         CCA            TRUE            300             281
       34        $6,415,759         CCA            TRUE            351             337
       35        $6,402,648         CCA            TRUE            360             335
       36        $6,240,164         CCA            TRUE            360             347
---------------------------------------------------------------------------------------------
       37        $5,821,598         CCA           FALSE            262             248
       38        $5,762,708         CCA            TRUE            300             279
       39        $5,533,666         CCA            TRUE            300             289
---------------------------------------------------------------------------------------------

       40        $2,861,300         CCA            TRUE            360             335
       40        $2,581,513         CCA            TRUE            360             335
                 ----------
                 $5,442,813
---------------------------------------------------------------------------------------------
       41        $5,261,826         CCA            TRUE            324             304
       42        $4,836,987         CCA            TRUE            342             341
       43        $4,549,820         CCA            TRUE            360             341
       44        $4,158,283         CCA           FALSE            262             248
       45        $3,974,806         CCA            TRUE            366             353
---------------------------------------------------------------------------------------------
       46        $3,938,051         CCA            TRUE            338             338
       47        $3,751,913         CCA            TRUE            300             282
       48        $3,742,455         CCA           FALSE            262             248
       49        $3,197,265         CCA            TRUE            360             336
       50        $3,100,000         CCA            TRUE            384             360
---------------------------------------------------------------------------------------------
       51        $3,029,642         CCA            TRUE            340             340
       52        $2,989,654         CCA            TRUE            360             343
       53        $2,954,581         CCA            TRUE            360             340
       54        $2,889,455     Bloomfield         TRUE            300             274
       55        $2,744,467         CCA           FALSE            262             248
---------------------------------------------------------------------------------------------
       56        $2,553,718         CCA            TRUE            360             349
       57        $2,494,969         CCA           FALSE            262             248
       58        $2,494,969         CCA           FALSE            262             248
       59        $2,398,074         CCA            TRUE            360             345
---------------------------------------------------------------------------------------------
       60        $2,376,178         CCA            TRUE            360             347
       61        $2,286,925         CCA            TRUE            360             345
       62        $2,203,317         CCA            TRUE            360             345
       63        $2,059,091         CCA            TRUE            324             304
---------------------------------------------------------------------------------------------

       64        $1,186,950         CCA            TRUE            300             290
       64          $727,007         CCA            TRUE            300             290
                 ----------
                 $1,913,956
---------------------------------------------------------------------------------------------
       65        $1,498,458         CCA            TRUE            300             290
       66        $1,460,681         CCA            TRUE            360             345
       67        $1,392,565         CCA            TRUE            360             346
       68        $1,329,064         CCA            TRUE            360             350

       69        $1,289,256         CCA            TRUE            360             349
---------------------------------------------------------------------------------------------
       70        $1,278,516         CCA            TRUE            352             339
       71        $1,165,521         CCA            TRUE            360             350

       72        $1,123,425         CCA            TRUE            360             350

       73        $1,090,909         CCA            TRUE            360             349

       74        $1,089,995         CCA            TRUE            360             348
---------------------------------------------------------------------------------------------
       75        $1,081,986         CCA            TRUE            360             345
       76        $1,071,393         CCA            TRUE            300             274
       77          $927,111         CCA            TRUE            360             350
       78          $767,226         CCA            TRUE            360             345
       79          $697,169         CCA            TRUE            360             350
       80          $619,683         CCA            TRUE            360             345


     LOAN #          ASSET #                PROPERTY NAME                BALLOON         GROUND    CREDIT LEASE    CREDIT LOANS
                                                                        REMAINING      LEASE (A)                  TENANT/GUARANTOR
                                                                      AMORTIZATION
                                                                          TERM

       1                1        Westin Denver Hotel                                     FALSE         FALSE
       2                1        208 South Lasalle                                       FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
                 ACCOR-M-SIX LIMITED PARTNERSHIP
       3                1        1078                                     124            FALSE         TRUE            Accor
       3                2        1268                                     124            FALSE         TRUE            Accor
       3                3        775                                      124            FALSE         TRUE            Accor
       3                4        739                                      124            FALSE         TRUE            Accor
       3                5        1040                                     124            FALSE         TRUE            Accor
       3                6        253                                      124            FALSE         TRUE            Accor
       3                7        245                                      124            FALSE         TRUE            Accor
       3                8        700                                      124            FALSE         TRUE            Accor
       3                9        1059                                     124            FALSE         TRUE            Accor
       3               10        1254                                     124            FALSE         TRUE            Accor
       3               11        1283                                     124            FALSE         TRUE            Accor
       3               12        156                                      124            FALSE         TRUE            Accor
       3               13        699                                      124            FALSE         TRUE            Accor
       3               14        784                                      124            FALSE         TRUE            Accor


-----------------------------------------------------------------------------------------------------------------------------------
       4                1        Marina Pacifica Shopping Center                         TRUE          FALSE
       5                1        Luckman Plaza                                           FALSE         FALSE
       6                1        Henry W. Oliver                                         FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
                 CONGRESSIONAL NORTH
       7                1        Congressional North Plaza                               FALSE         FALSE
       7                2        121 Congressional Lane                                  FALSE         FALSE


-----------------------------------------------------------------------------------------------------------------------------------
       8                1        80 John Street                                          FALSE         FALSE
       9                1        633 Indiana Avenue                                      FALSE         FALSE
       10               1        Bank of America-Vegas                                   FALSE         FALSE
       11               1        Bayside Exposition Center                               FALSE         FALSE
       12               1        Warminster Towne Center                                 FALSE         FALSE
       13               1        Shops at Park Place                                     FALSE         FALSE
       14               1        Campbell Forum                                          FALSE         FALSE
       15               1        Calaveras Center                                        TRUE          FALSE
-----------------------------------------------------------------------------------------------------------------------------------
                 CINEMARK POOL B
       16               1        Colorado Springs, CO - Tinseltown         95            FALSE         TRUE          Cinemark
       16               2        Mishawaka - Movies 10                     95            FALSE         TRUE          Cinemark


-----------------------------------------------------------------------------------------------------------------------------------
       17               1        Mall of Orange                                          TRUE          FALSE
       18               1        60 Madison Ave.                                         FALSE         FALSE
       19               1        Geneva Crossing                                         FALSE         FALSE
       20               1        La Jolla Professional                                   FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
                 ALLIED PORTFOLIO
       21               1        Park Shopping Center                                    FALSE         FALSE
       21               2        Miamisburg Plaza                                        FALSE         FALSE
       21               3        Page Manor                                              FALSE         FALSE
       21               4        Fairborn Plaza                                          FALSE         FALSE


-----------------------------------------------------------------------------------------------------------------------------------
                 AUERBACH RETAIL PORTFOLIO
       22               1        National & Sepulveda Center                             FALSE         FALSE
       22               2        Hacienda Valley                                         FALSE         FALSE


-----------------------------------------------------------------------------------------------------------------------------------
       23               1        SL-Mentor II Facility                                   FALSE         FALSE
       24               1        Signature Place Apartments                              FALSE         FALSE
       25               1        Park Fletcher                                           FALSE         FALSE
       26               1        Staples Plaza                                           FALSE         FALSE
       27               1        Euless Town Center                                      FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
       28               1        Willow Creek Apartments                                 FALSE         FALSE
       29               1        Bayou Walk Shopping Center                              FALSE         FALSE
       30               1        Lakewood Center North                                   FALSE         FALSE
       31               1        Lakeside Office Park                                    FALSE         FALSE
       32               1        Regal Cinema                                            FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
       33               1        East Town Mall                                          FALSE         FALSE
       34               1        Spring Glen Medical Center                              FALSE         FALSE
       35               1        532 Broad Hollow Road                                   FALSE         FALSE
       36               1        Manassas Executive Center                               FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
       37               1        Circuit City-Philadelphia                196            FALSE         TRUE        Circuit City
       38               1        Westbury Lake Apartments                                FALSE         FALSE
       39               1        Northridge Shopping Center                              FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
                 100 COURT & LIBERTY BUILDING
       40               1        Liberty Building                                        FALSE         FALSE
       40               2        100 Court                                               FALSE         FALSE


-----------------------------------------------------------------------------------------------------------------------------------
       41               1        Northwood Village                                       FALSE         FALSE
       42               1        Stadium Apartments                                      FALSE         FALSE
       43               1        DeKalb Plaza                                            FALSE         FALSE
       44               1        Circuit City-Ridgeland                   196            FALSE         TRUE        Circuit City
       45               1        The Belgravia Building                                  FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
       46               1        Southwest Pointe Apartments                             FALSE         FALSE
       47               1        Short Pump Village                                      FALSE         FALSE
       48               1        Circuit City-Indianapolis                196            FALSE         TRUE        Circuit City
       49               1        Chestnut Gardens                                        FALSE         FALSE
       50               1        Treehouse Apartments                                    FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
       51               1        Bayshore Village Apartments                             FALSE         FALSE
       52               1        Cobleskill Center                                       FALSE         FALSE
       53               1        Sports Park Plaza                                       FALSE         FALSE
       54               1        Cedar Grove Mobile Home Park                            FALSE         FALSE
       55               1        Circuit City-Jackson,TN                  196            FALSE         TRUE        Circuit City
-----------------------------------------------------------------------------------------------------------------------------------
       56               1        Parham 64                                               FALSE         FALSE
       57               1        Circuit City-Kingsport                   196            FALSE         TRUE        Circuit City
       58               1        Circuit City-Witchita Falls              196            FALSE         TRUE        Circuit City
       59               1        231-235 East 117th Street                               FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
       60               1        Willow Creek Manor                                      FALSE         FALSE
       61               1        312 East 106th Street                                   FALSE         FALSE
       62               1        234/236/238/240 East 116th Street                       FALSE         FALSE
       63               1        Wayzata Bay Office Buildings                            FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
                 EASTGATE/SOUTHGATE APARTMENTS
       64               1        Eastgate                                                FALSE         FALSE
       64               2        South Gate Corners                                      FALSE         FALSE


-----------------------------------------------------------------------------------------------------------------------------------
       65               1        Schram Tech Park                                        FALSE         FALSE
       66               1        215 East 117th Street                                   FALSE         FALSE
       67               1        Ironbridge Plaza                                        FALSE         FALSE
       68               1        Huffman Business Park Buildings A & B                   FALSE         FALSE
       69               1        Flatiron                                                FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
       70               1        Winterhaven East Apartments                             FALSE         FALSE
       71               1        Hidden Creek                                            FALSE         FALSE
                                 Apartments
       72               1        Huffman Business Park Building M & N                    FALSE         FALSE
       73               1        Sentry I                                                FALSE         FALSE
       74               1        Gateway Office Plaza                                    FALSE         FALSE
-----------------------------------------------------------------------------------------------------------------------------------
       75               1        228 East 116th Street                                   FALSE         FALSE
       76               1        Greenway Shopping Center                                FALSE         FALSE
       77               1        Huffman Business Park Building O                        FALSE         FALSE
       78               1        2371 2nd Avenue                                         FALSE         FALSE
       79               1        Huffman Business Park Building C                        FALSE         FALSE
       80               1        154 East 106th Street                                   FALSE         FALSE



     LOAN #  RESIDUAL VALUE     NET CASH      LTV   CROSS DEFAULTED   SPLIT NOTE
                POLICY         FLOW DSCR



       1                         1.74       57.9%
       2                         1.38       62.0%
--------------------------------------------------------------------------------

       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
       3         TRUE            1.00       90.5%                       TRUE
                                 ----       -----
                                 1.00       90.5%
--------------------------------------------------------------------------------
       4                         1.33       69.5%
       5                         1.29       65.9%
       6                         1.33       72.9%
--------------------------------------------------------------------------------

       7                         1.22       72.5%       TRUE
       7                         1.22       72.5%       TRUE
                                 ----       -----
                                 1.22       72.5%
--------------------------------------------------------------------------------
       8                         1.27       72.3%
       9                         1.53       75.3%
       10                        1.48       57.0%
       11                        1.43       61.3%
       12                        1.25       73.3%
       13                        1.33       65.6%
       14                        1.21       69.0%
       15                        1.28       59.7%
--------------------------------------------------------------------------------

       16         NAP            1.00       96.6%                       TRUE
       16         NAP            1.00       96.6%                       TRUE
                                 ----       -----
                                 1.00       96.6%
--------------------------------------------------------------------------------
       17                        1.25       41.9%
       18                        1.22       58.4%
       19                        1.18       77.8%
       20                        1.16       59.0%
--------------------------------------------------------------------------------

       21                        1.24       55.4%       TRUE
       21                        1.24       55.4%       TRUE
       21                        1.24       55.4%       TRUE
       21                        1.24       55.4%       TRUE
                                 ----       -----
                                 1.24       55.4%
--------------------------------------------------------------------------------

       22                        1.24       80.8%       TRUE
       22                        1.24       80.8%       TRUE
                                 ----       -----
                                 1.24       80.8%
--------------------------------------------------------------------------------
       23                        1.65       75.0%
       24                        1.37       64.0%
       25                        1.27       69.8%
       26                        1.42       56.6%
       27                        1.34       75.7%
--------------------------------------------------------------------------------
       28                        1.41       67.7%
       29                        1.21       75.8%
       30                        1.41       69.3%
       31                        1.70       47.2%
       32                        1.33       70.3%
--------------------------------------------------------------------------------
       33                        1.22       72.9%
       34                        1.41       56.3%
       35                        1.15       64.0%
       36                        1.21       71.7%
--------------------------------------------------------------------------------
       37        TRUE            1.00       96.5%                       TRUE
       38                        1.18       78.5%
       39                        1.45       64.3%
--------------------------------------------------------------------------------

       40                        1.24       62.6%       TRUE
       40                        1.24       62.6%       TRUE
                                 ----       -----
                                 1.24       62.6%
--------------------------------------------------------------------------------
       41                        1.13       76.3%
       42                        1.32       78.0%
       43                        1.21       75.8%
       44        TRUE            1.00       95.9%                       TRUE
       45                        1.17       63.1%
--------------------------------------------------------------------------------
       46                        1.40       82.9%
       47                        1.43       59.8%
       48        TRUE            1.00       95.7%                       TRUE
       49                        1.41       69.5%
       50                        1.48       75.8%
--------------------------------------------------------------------------------
       51                        1.78       62.5%
       52                        1.25       67.2%
       53                        1.59       62.5%
       54                        1.60       43.1%
       55        TRUE            1.00       96.7%                       TRUE
--------------------------------------------------------------------------------
       56                        1.62       63.8%
       57        TRUE            1.00       96.6%                       TRUE
       58        TRUE            1.00       96.6%                       TRUE
       59                        1.61       70.5%
--------------------------------------------------------------------------------
       60                        1.62       72.0%
       61                        1.40       69.3%
       62                        1.46       73.4%
       63                        1.23       67.0%
--------------------------------------------------------------------------------

       64                        1.88       50.5%       TRUE
       64                        1.88       50.5%       TRUE
                                 ----       -----
                                 1.88       50.5%
--------------------------------------------------------------------------------
       65                        1.25       62.7%
       66                        1.39       76.9%
       67                        1.27       66.6%
       68                        1.66       65.8%

       69                        1.51       67.9%
--------------------------------------------------------------------------------
       70                        1.32       78.7%
       71                        1.70       72.8%

       72                        1.73       67.3%

       73                        1.62       57.4%

       74                        1.20       60.6%
--------------------------------------------------------------------------------
       75                        1.49       72.1%
       76                        1.71       47.6%
       77                        1.68       66.9%
       78                        1.62       51.1%
       79                        1.40       66.4%
       80                        1.54       63.2%

     LOAN #          ASSET #                PROPERTY NAME              DEFEASANCE      LOCK BOX    DUE DATE       PROPERTY TYPE



       1                1        Westin Denver Hotel                      TRUE           Hard        11th     Hotel-Full Service
       2                1        208 South Lasalle                        TRUE           Hard        11th     Office
-----------------------------------------------------------------------------------------------------------------------------------
                 ACCOR-M-SIX LIMITED PARTNERSHIP
       3                1        1078                                     TRUE           Hard         1st     Hotel-Ltd. Service
       3                2        1268                                     TRUE           Hard         1st     Hotel-Ltd. Service
       3                3        775                                      TRUE           Hard         1st     Hotel-Ltd. Service
       3                4        739                                      TRUE           Hard         1st     Hotel-Ltd. Service
       3                5        1040                                     TRUE           Hard         1st     Hotel-Ltd. Service
       3                6        253                                      TRUE           Hard         1st     Hotel-Ltd. Service
       3                7        245                                      TRUE           Hard         1st     Hotel-Ltd. Service
       3                8        700                                      TRUE           Hard         1st     Hotel-Ltd. Service
       3                9        1059                                     TRUE           Hard         1st     Hotel-Ltd. Service
       3               10        1254                                     TRUE           Hard         1st     Hotel-Ltd. Service
       3               11        1283                                     TRUE           Hard         1st     Hotel-Ltd. Service
       3               12        156                                      TRUE           Hard         1st     Hotel-Ltd. Service
       3               13        699                                      TRUE           Hard         1st     Hotel-Ltd. Service
       3               14        784                                      TRUE           Hard         1st     Hotel-Ltd. Service

-----------------------------------------------------------------------------------------------------------------------------------
       4                1        Marina Pacifica Shopping Center          TRUE           Hard        11th     Retail-Anchored
       5                1        Luckman Plaza                            TRUE           Hard        11th     Office
       6                1        Henry W. Oliver                          TRUE           Hard        11th     Office
-----------------------------------------------------------------------------------------------------------------------------------
                 CONGRESSIONAL NORTH
       7                1        Congressional North Plaza                TRUE           Hard        11th     Retail-Anchored
       7                2        121 Congressional Lane                   TRUE           Hard        11th     Office-Medical Office

-----------------------------------------------------------------------------------------------------------------------------------
       8                1        80 John Street                           TRUE           Soft        11th     Multifamily
       9                1        633 Indiana Avenue                       TRUE           Hard        11th     Office
       10               1        Bank of America-Vegas                    TRUE           Hard        11th     Office
       11               1        Bayside Exposition Center                TRUE           Hard        11th     Other-Convention
       12               1        Warminster Towne Center                  TRUE           Hard        11th     Retail-Anchored
       13               1        Shops at Park Place                      TRUE           Hard        11th     Retail-Unanchored
       14               1        Campbell Forum                           TRUE            No         11th     Office
       15               1        Calaveras Center                         TRUE           Hard        11th     Industrial
-----------------------------------------------------------------------------------------------------------------------------------
                 CINEMARK POOL B
       16               1        Colorado Springs, CO - Tinseltown        TRUE           Hard        11th     Movie Theatre
       16               2        Mishawaka - Movies 10                    TRUE           Hard        11th     Movie Theatre

-----------------------------------------------------------------------------------------------------------------------------------
       17               1        Mall of Orange                           TRUE           Hard        11th     Retail-Anchored
       18               1        60 Madison Ave.                          TRUE            No         11th     Office
       19               1        Geneva Crossing                          TRUE           Hard        11th     Retail-Anchored
       20               1        La Jolla Professional                    TRUE           Hard        11th     Office
-----------------------------------------------------------------------------------------------------------------------------------
                 ALLIED PORTFOLIO
       21               1        Park Shopping Center                     TRUE           Hard        11th     Retail-Anchored
       21               2        Miamisburg Plaza                         TRUE           Hard        11th     Retail-Anchored
       21               3        Page Manor                               TRUE           Hard        11th     Retail-Unanchored
       21               4        Fairborn Plaza                           TRUE           Hard        11th     Retail-Anchored

-----------------------------------------------------------------------------------------------------------------------------------
                 AUERBACH RETAIL PORTFOLIO
       22               1        National & Sepulveda Center              TRUE           Hard        11th     Retail-Anchored
       22               2        Hacienda Valley                          TRUE           Hard        11th     Retail-Unanchored

-----------------------------------------------------------------------------------------------------------------------------------
       23               1        SL-Mentor II Facility                    TRUE           Hard        11th     Industrial
       24               1        Signature Place Apartments               TRUE           Soft        11th     Multifamily
       25               1        Park Fletcher                            TRUE           Hard        11th     Office
       26               1        Staples Plaza                            TRUE           Soft        11th     Retail-Unanchored
       27               1        Euless Town Center                       TRUE            No         11th     Retail-Unanchored
-----------------------------------------------------------------------------------------------------------------------------------
       28               1        Willow Creek Apartments                  TRUE            No         11th     Multifamily
       29               1        Bayou Walk Shopping Center               TRUE            No         11th     Retail-Anchored
       30               1        Lakewood Center North                    TRUE           Hard        11th     Office
       31               1        Lakeside Office Park                     TRUE            No         11th     Office
       32               1        Regal Cinema                             TRUE            No         11th     Movie Theatre
-----------------------------------------------------------------------------------------------------------------------------------
       33               1        East Town Mall                           TRUE            No         11th     Retail-Anchored
       34               1        Spring Glen Medical Center               TRUE           Hard        11th     Office-Medical Office
       35               1        532 Broad Hollow Road                    TRUE            No         11th     Office
       36               1        Manassas Executive Center                TRUE           Hard        11th     Office
-----------------------------------------------------------------------------------------------------------------------------------
       37               1        Circuit City-Philadelphia                TRUE           Hard        11th     Retail-Quasi-Anchored
       38               1        Westbury Lake Apartments                 TRUE            No         11th     Multifamily
       39               1        Northridge Shopping Center               TRUE            No         11th     Retail-Anchored
-----------------------------------------------------------------------------------------------------------------------------------
                 100 COURT & LIBERTY BUILDING
       40               1        Liberty Building                         TRUE           Hard        11th     Office
       40               2        100 Court                                TRUE           Hard        11th     Office

-----------------------------------------------------------------------------------------------------------------------------------
       41               1        Northwood Village                        TRUE            No         11th     Multifamily
       42               1        Stadium Apartments                       TRUE            No         11th     Multifamily
       43               1        DeKalb Plaza                             TRUE            No         11th     Retail-Quasi-Anchored
       44               1        Circuit City-Ridgeland                   TRUE           Hard        11th     Retail-Quasi-Anchored
       45               1        The Belgravia Building                   TRUE           Hard        11th     Office
-----------------------------------------------------------------------------------------------------------------------------------
       46               1        Southwest Pointe Apartments              TRUE            No         11th     Multifamily
       47               1        Short Pump Village                       TRUE            No         11th     Retail-Quasi-Anchored
       48               1        Circuit City-Indianapolis                TRUE           Hard        11th     Retail-Quasi-Anchored
       49               1        Chestnut Gardens                         TRUE            No         11th     Multifamily
       50               1        Treehouse Apartments                     TRUE            No         11th     Multifamily
-----------------------------------------------------------------------------------------------------------------------------------
       51               1        Bayshore Village Apartments              TRUE            No         11th     Multifamily
       52               1        Cobleskill Center                        TRUE            No         11th     Retail-Anchored
       53               1        Sports Park Plaza                        TRUE            No         11th     Office
       54               1        Cedar Grove Mobile Home Park             TRUE            No         11th     Mobile Home Park
       55               1        Circuit City-Jackson,TN                  TRUE           Hard        11th     Retail-Quasi-Anchored
-----------------------------------------------------------------------------------------------------------------------------------
       56               1        Parham 64                                TRUE           Hard        11th     Office
       57               1        Circuit City-Kingsport                   TRUE           Hard        11th     Retail-Quasi-Anchored
       58               1        Circuit City-Wichita Falls               TRUE           Hard        11th     Retail-Quasi-Anchored
       59               1        231-235 East 117th Street                TRUE           Soft        11th     Multifamily
-----------------------------------------------------------------------------------------------------------------------------------
       60               1        Willow Creek Manor                       TRUE            No         11th     Multifamily
       61               1        312 East 106th Street                    TRUE           Soft        11th     Multifamily
       62               1        234/236/238/240 East 116th Street        TRUE           Soft        11th     Multifamily
       63               1        Wayzata Bay Office Buildings             TRUE            No         11th     Office
-----------------------------------------------------------------------------------------------------------------------------------
                 EASTGATE/SOUTHGATE APARTMENTS
       64               1        Eastgate                                 TRUE            No         11th     Multifamily
       64               2        South Gate Corners                       TRUE            No         11th     Retail-Quasi-Anchored

-----------------------------------------------------------------------------------------------------------------------------------
       65               1        Schram Tech Park                         TRUE            No         11th     Industrial
       66               1        215 East 117th Street                    TRUE           Soft        11th     Multifamily
       67               1        Ironbridge Plaza                         TRUE            No         11th     Retail-Quasi-Anchored
       68               1        Huffman Business Park Buildings A        TRUE            No         11th     Industrial
                                 & B
       69               1        Flatiron                                 TRUE           Hard        11th     Office
-----------------------------------------------------------------------------------------------------------------------------------
       70               1        Winterhaven East Apartments              TRUE            No         11th     Multifamily
       71               1        Hidden Creek                             TRUE            No         11th     Multifamily
                                 Apartments
       72               1        Huffman Business Park Building M & N     TRUE            No         11th     Industrial
       73               1        Sentry I                                 TRUE           Hard        11th     Office
       74               1        Gateway Office Plaza                     TRUE           Hard        11th     Office
-----------------------------------------------------------------------------------------------------------------------------------
       75               1        228 East 116th Street                    TRUE           Soft        11th     Multifamily
       76               1        Greenway Shopping Center                 TRUE            No         11th     Retail-Quasi-Anchored
       77               1        Huffman Business Park Building O         TRUE            No         11th     Industrial
       78               1        2371 2nd Avenue                          TRUE           Soft        11th     Multifamily
       79               1        Huffman Business Park Building C         TRUE            No         11th     Industrial
       80               1        154 East 106th Street                    TRUE           Soft        11th     Multifamily





  LOAN #  PREMIUM LOAN      ORIGINAL    BASE RATE     BORROWER PAYS   LETTER OF
                             PREMIUM                  RATING AGENCY    CREDIT
                                                           FEE


    1         FALSE                                                     FALSE
    2         TRUE         $2,597,812     7.785%                        FALSE
-------------------------------------------------------------------------------
                                                                        FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
    3         FALSE                                                     FALSE
                                                                        FALSE
-------------------------------------------------------------------------------
    4         FALSE                                                     FALSE
    5         FALSE                                                     FALSE
    6         TRUE         $2,911,319     7.490%                        FALSE
-------------------------------------------------------------------------------

    7         FALSE                                                     FALSE
    7         FALSE                                                     FALSE

-------------------------------------------------------------------------------
    8         FALSE                                                     FALSE
    9         FALSE                                                     FALSE
    10        FALSE                                                     FALSE
    11        FALSE                                                     FALSE
    12        FALSE                                                     FALSE
    13        FALSE                                                     FALSE
    14        TRUE         $1,107,019     7.680%                        FALSE
    15        FALSE                                                     FALSE
-------------------------------------------------------------------------------

    16        FALSE                                                     FALSE
    16        FALSE                                                     FALSE

-------------------------------------------------------------------------------
    17        FALSE                                                     FALSE
    18        TRUE          $672,146      7.760%                        FALSE
    19        TRUE        $1,188,829      7.460%                        FALSE
    20        TRUE          $957,199      7.390%                        FALSE
-------------------------------------------------------------------------------

    21        FALSE                                                     FALSE
    21        FALSE                                                     FALSE
    21        FALSE                                                     FALSE
    21        FALSE                                                     FALSE

-------------------------------------------------------------------------------

    22        FALSE                                                     FALSE
    22        FALSE                                                     FALSE

-------------------------------------------------------------------------------
    23        FALSE                                                     FALSE
    24        TRUE          $733,469      7.160%                        FALSE
    25        FALSE                                                     FALSE
    26        FALSE                                                     FALSE
    27        FALSE                                                     FALSE
-------------------------------------------------------------------------------
    28        FALSE                                                     FALSE
    29        TRUE          $762,528      7.390%                        FALSE
    30        FALSE                                                     FALSE
    31        FALSE                                                     FALSE
    32        FALSE                                                     FALSE
-------------------------------------------------------------------------------
    33        FALSE                                                     FALSE
    34        FALSE                                                     FALSE
    35        FALSE                                                     FALSE
    36        TRUE          $590,868      7.147%                        FALSE
-------------------------------------------------------------------------------
    37        FALSE                                                     FALSE
    38        FALSE                                                     FALSE
    39        FALSE                                                     FALSE
-------------------------------------------------------------------------------

    40        TRUE                        7.750%                        FALSE
    40        TRUE                        7.750%                        FALSE
                            $280,127
-------------------------------------------------------------------------------
    41        FALSE                                                     FALSE
    42        FALSE                                                     FALSE
    43        FALSE                                                     FALSE
    44        FALSE                                                     FALSE
    45        FALSE                                                     FALSE
-------------------------------------------------------------------------------
    46        FALSE                                                     FALSE
    47        FALSE                                                     FALSE
    48        FALSE                                                     FALSE
    49        FALSE                                                     FALSE
    50        FALSE                                                     FALSE
-------------------------------------------------------------------------------
    51        FALSE                                                     FALSE
    52        FALSE                                                     FALSE
    53        FALSE                                                     FALSE
    54        FALSE                                                     FALSE
    55        FALSE                                                     FALSE
-------------------------------------------------------------------------------
    56        FALSE                                                     FALSE
    57        FALSE                                                     FALSE
    58        FALSE                                                     FALSE
    59        FALSE                                                     FALSE
-------------------------------------------------------------------------------
    60        FALSE                                                     FALSE
    61        FALSE                                                     FALSE
    62        FALSE                                                     FALSE
    63        FALSE                                                     FALSE
-------------------------------------------------------------------------------

    64        FALSE                                                     FALSE
    64        FALSE                                                     FALSE

-------------------------------------------------------------------------------
    65        FALSE                                                     FALSE
    66        FALSE                                                     FALSE
    67        FALSE                                                     FALSE
    68        FALSE                                                     FALSE

    69        FALSE                                                     FALSE
-------------------------------------------------------------------------------
    70        FALSE                                                     FALSE
    71        FALSE                                                     FALSE

    72        FALSE                                                     FALSE

    73        FALSE                                                     FALSE

    74        FALSE                                                     FALSE
-------------------------------------------------------------------------------
    75        FALSE                                                     FALSE
    76        FALSE                                                     FALSE
    77        FALSE                                                     FALSE
    78        FALSE                                                     FALSE
    79        FALSE                                                     FALSE
    80        FALSE                                                     FALSE

LOAN #   ASSET #        PROPERTY NAME         CREDIT      CLT LEASE     BALLOON           NET
                                               LEASE       PAYMENT      BALANCE        MORTGAGE
                                            EXPIRATION                               PASS-THROUGH
                                               DATE                                      RATE

  1         1      Westin Denver Hotel                                 $3,637,680       8.452%
  2         1      208 South Lasalle                                   $6,500,741       8.447%
--------------------------------------------------------------------------------------------------
        ACCOR-M-SIX LIMITED PARTNERSHIP
  3         1      1078                      30-Apr-19                 $1,274,194       6.977%
  3         2      1268                      30-Apr-19                   $964,747       6.977%
  3         3      775                       30-Apr-19                   $946,544       6.977%
  3         4      739                       30-Apr-19                   $928,341       6.977%
  3         5      1040                      30-Apr-19                   $873,733       6.977%
  3         6      253                       30-Apr-19                   $819,125       6.977%
  3         7      245                       30-Apr-19                   $655,300       6.977%
  3         8      700                       30-Apr-19                   $564,286       6.977%
  3         9      1059                      30-Apr-19                   $546,083       6.977%
  3         10     1254                      30-Apr-19                   $509,678       6.977%
  3         11     1283                      30-Apr-19                   $491,475       6.977%
  3         12     156                       30-Apr-19                   $473,272       6.977%
  3         13     699                       30-Apr-19                   $455,069       6.977%
  3         14     784                       30-Apr-19                   $436,866       6.977%
                                                          --------     ----------
                                                          $332,484     $9,938,713
--------------------------------------------------------------------------------------------------
  4         1      Marina Pacifica                                     $4,467,879       8.264%
                   Shopping Center
  5         1      Luckman Plaza                                       $7,787,248       7.937%
  6         1      Henry W. Oliver                                     $4,960,959       8.447%
--------------------------------------------------------------------------------------------------
        CONGRESSIONAL NORTH
  7         1      Congressional North                                 $2,700,371       7.787%
                   Plaza
  7         2      121 Congressional Lane                                $497,437       7.787%
                                                                       ----------
                                                                       $3,197,808
--------------------------------------------------------------------------------------------------
  8         1      80 John Street                                      $2,328,341       7.289%
  9         1      633 Indiana Avenue                                  $1,752,489       6.987%
  10        1      Bank of America-Vegas                               $3,229,435       7.697%
  11        1      Bayside Exposition                                  $1,288,275       7.197%
                   Center
  12        1      Warminster Towne Center                             $2,415,841       8.187%
  13        1      Shops at Park Place                                 $2,996,489       8.307%
  14        1      Campbell Forum                                      $2,912,900       8.447%
  15        1      Calaveras Center                                    $2,326,310       7.827%
--------------------------------------------------------------------------------------------------
        CINEMARK POOL B
  16        1      Colorado Springs, CO -    11-Mar-18    $151,105             $-       7.996%
                   Tinseltown
  16        2      Mishawaka - Movies 10     11-Mar-18     $79,750             $-       7.996%
                                                          --------     ----------
                                                          $230,855             $-
--------------------------------------------------------------------------------------------------
  17        1      Mall of Orange                                      $1,944,765       8.727%
  18        1      60 Madison Ave.                                     $1,989,534       8.447%
  19        1      Geneva Crossing                                     $2,029,801       8.447%
  20        1      La Jolla Professional                               $4,694,086       8.397%
--------------------------------------------------------------------------------------------------
        ALLIED PORTFOLIO
  21        1      Park Shopping Center                                $1,453,345       8.797%
  21        2      Miamisburg Plaza                                      $338,939       8.797%
  21        3      Page Manor                                            $235,257       8.797%
  21        4      Fairborn Plaza                                        $223,651       8.797%
                                                                       ----------
                                                                       $2,251,192
--------------------------------------------------------------------- ----------------------------
        AUERBACH RETAIL PORTFOLIO
  22        1      National & Sepulveda                                $1,087,462       7.497%
                   Center
  22        2      Hacienda Valley                                       $220,145       7.497%
                                                                       ----------
                                                                       $1,307,607
--------------------------------------------------------------------------------------------------
  23        1      SL-Mentor II Facility                               $1,029,094       7.160%
  24        1      Signature Place                                     $2,140,198       7.947%
                   Apartments
  25        1      Park Fletcher                                         $808,157       7.177%
  26        1      Staples Plaza                                         $782,371       7.367%
  27        1      Euless Town Center                                    $450,215       6.917%
--------------------------------------------------------------------------------------------------
  28        1      Willow Creek Apartments                               $792,413       7.847%
  29        1      Bayou Walk Shopping                                 $1,182,727       8.447%
                   Center
  30        1      Lakewood Center North                                 $753,273       7.339%
  31        1      Lakeside Office Park                                  $418,139       7.057%
  32        1      Regal Cinema                                          $681,687       8.037%
--------------------------------------------------------------------------------------------------
  33        1      East Town Mall                                        $444,716       7.377%
  34        1      Spring Glen Medical                                   $704,433       7.767%
                   Center
  35        1      532 Broad Hollow Road                                 $865,340       8.167%
  36        1      Manassas Executive                                    $930,300       8.447%
                   Center
--------------------------------------------------------------------------------------------------
  37        1      Circuit                   30-Jun-20     $50,342     $2,803,968       7.587%
                   City-Philadelphia
  38        1      Westbury Lake Apartments                              $352,974       7.267%
  39        1      Northridge Shopping                                   $390,183       7.697%
                   Center
--------------------------------------------------------------------------------------------------
        100 COURT & LIBERTY BUILDING
  40        1      Liberty Building                                      $427,257       8.447%
  40        2      100 Court                                             $385,478       8.447%
                                                                         --------
                                                                         $812,735
--------------------------------------------------------------------------------------------------
  41        1      Northwood Village                                     $423,888       7.587%
  42        1      Stadium Apartments                                    $427,279       7.407%
  43        1      DeKalb Plaza                                          $504,261       7.547%
  44        1      Circuit City-Ridgeland    30-Jun-20     $35,958     $2,002,830       7.587%
  45        1      The Belgravia Building                                      $-       7.297%
--------------------------------------------------------------------------------------------------
  46        1      Southwest Pointe                                      $320,563       7.247%
                   Apartments
  47        1      Short Pump Village                                    $216,701       7.017%
  48        1      Circuit                   30-Jun-20     $32,363     $1,802,547       7.587%
                   City-Indianapolis
  49        1      Chestnut Gardens                                      $358,125       7.627%
  50        1      Treehouse Apartments                                  $375,858       7.857%
---------------------------------------------------------------------    -------------------------
  51        1      Bayshore Village                                      $228,577       6.997%
                   Apartments
  52        1      Cobleskill Center                                     $311,061       7.387%
  53        1      Sports Park Plaza                                     $272,494       7.177%
  54        1      Cedar Grove Mobile Home                               $200,278       7.617%
                   Park
  55        1      Circuit City-Jackson,TN   30-Jun-20     $23,733     $1,321,869       7.587%
--------------------------------------------------------------------------------------------------
  56        1      Parham 64                                             $228,572       7.067%
  57        1      Circuit City-Kingsport    30-Jun-20     $21,575     $1,201,696       7.587%
  58        1      Circuit City-Witchita     30-Jun-20     $21,575     $1,201,696       7.587%
                   Falls
  59        1      231-235 East 117th                                    $254,892       7.437%
                   Street
--------------------------------------------------------------------------------------------------
  60        1      Willow Creek Manor                                    $207,918       6.997%
  61        1      312 East 106th Street                                 $243,080       7.437%
  62        1      234/236/238/240 East                                  $234,193       7.437%
                   116th Street
  63        1      Wayzata Bay Office                                    $148,531       7.267%
                   Buildings
--------------------------------------------------------------------------------------------------
        EASTGATE/SOUTHGATE APARTMENTS
  64        1      Eastgate                                               $76,326       7.447%
  64        2      South Gate Corners                                     $46,750       7.447%
                                                                         --------
                                                                         $123,076
--------------------------------------------------------------------------------------------------
  65        1      Schram Tech Park                                      $101,627       7.587%
  66        1      215 East 117th Street                                 $155,256       8.447%
  67        1      Ironbridge Plaza                                      $116,363       6.847%
  68        1      Huffman Business Park                                 $105,206       6.727%
                   Buildings A & B
  69        1      Flatiron                                              $115,399       7.067%
--------------------------------------------------------------------------------------------------
  70        1      Winterhaven East                                      $102,621       6.927%
                   Apartments
  71        1      Hidden Creek                                           $91,192       6.697%
                   Apartments
  72        1      Huffman Business Park                                  $88,928       6.727%
                   Building M & N
  73        1      Sentry I                                               $97,643       7.067%
  74        1      Gateway Office Plaza                                   $95,354       6.977%
--------------------------------------------------------------------------------------------------
  75        1      228 East 116th Street                                 $115,004       7.437%
  76        1      Greenway Shopping Center                               $88,908       8.177%
  77        1      Huffman Business Park                                  $73,386       6.727%
                   Building O
  78        1      2371 2nd Avenue                                        $81,554       7.437%
  79        1      Huffman Business Park                                  $55,186       6.727%
                   Building C
  80        1      154 East 106th Street                                  $65,865       7.437%




                                   EXHIBIT C-1

                                                           AFFIDAVIT PURSUANT TO
                                                       SECTION 860E(e)(4) OF THE
                                                        INTERNAL REVENUE CODE OF
                                                                1986, AS AMENDED

STATE OF NEW YORK       )
                        )   ss.:
COUNTY OF   NEW YORK    )

            __________________, being first duly sworn, deposes and says:

            1.   That    he/she   is   a    ______________    of    ____________
______________________  (the  "Purchaser"),  a  ___________  duly  organized and existing under the laws of the State of ________, on behalf of which he makes this affidavit.

            2.    That  the  Purchaser's  Taxpayer  Identification  Number  is
_________________.

            3. That the Purchaser of the Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C2, Class [R] [LR] (the "Class [R] [LR] Certificate") is a Permitted Transferee (as defined in
Article I of the Pooling and Servicing Agreement, dated as of October 11, 1999, by and among Asset Securitization Corporation, as depositor, BNY Asset Solutions LLC, as servicer, Lennar Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent (the "Pooling and Servicing Agreement"), or is acquiring the Class [R] [LR] Certificate for the account of, or as agent (including as a broker, nominee, or other middleman) for, a Permitted Transferee and has received from such person or entity an affidavit substantially in the form of this affidavit.

            4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [R] [LR] Certificate as they become due.

            5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [R] [LR] Certificate in excess of any cash flow generated by the Class [R] [LR] Certificate. [The Purchaser acknowledges that the Class LR Certificate represents a residual interest in three separate
REMICs: the Lower-Tier REMIC, the Geneva Crossing REMIC and the Henry W. Oliver REMIC.]

            6. That the Purchaser will not transfer the [Class [R] [LR] Certificate] [Loan REMIC Residual Interests] to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit or as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 4 or paragraph 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

            7. That the Purchaser is not a Disqualified Non-U.S. Person and is not purchasing the Class [R] [LR] Certificate for the account of, or as an agent (including as a broker, nominee or other middleman) for, a Disqualified Non-U.S. Person.

            8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [R] [LR] Certificate to such a "disqualified organization," an agent thereof, or a person that does not satisfy the requirements of paragraph 4 and paragraph 7 hereof.

            9. That, if a "tax matters person" is required to be designated with respect to the [Upper-Tier REMIC] [Lower-Tier REMIC or either of the Loan REMICs], the Purchaser agrees to act as "tax matters person" and to perform the functions of "tax matters partner" of the [Upper-Tier REMIC] [the Lower-Tier REMIC or such Loan REMIC as the case may be] pursuant to Section 4.04 of the Pooling and Servicing Agreement, and agrees to the irrevocable designation of the Trustee as the Purchaser's agent in performing the function of "tax matters person" and "tax matters partner."

            10. The Purchaser agrees to be bound by and to abide by the provisions of Section 5.02 of the Pooling and Servicing Agreement concerning registration of the transfer and exchange of the Class [R] [LR] Certificate.

            Capitalized terms used but not defined herein have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

            IN WITNESS  WHEREOF,  the Purchaser has caused this instrument to be
executed   on  its  behalf  by  its   ______________   this   ________   day  of
_________________, 1999.



                                   [PURCHASER]

                                    By:______________________
                                       Title:
                                       Name:



            Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the _____________ of the Purchaser, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Purchaser.

            Subscribed    and   sworn    before   me   this   _______   day   of
___________________, ______.


------------------------
NOTARY PUBLIC

COUNTY OF ___________

STATE OF _________

My commission expires the ________ day of ________________, ____.